Filed pursuant to Rule 497(a)

Registration No. 333-282335

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Barings BDC, Inc. (“BBDC”)
Expected Ratings*	Moody’s: Baa3 / Stable Fitch: BBB- / Stable
Format	SEC-Registered
Ranking	Senior Unsecured Notes
Size	$300mm
Tenor	3-Year
IPT	T+220a
Settlement**	September 15, 2025 (T+5)
Coupon Type	Fixed
Maturity Date	September 15, 2028
Optional Redemption	Make Whole Call 1-Month Par Call
Active Bookrunners	JPM (B&D), ING, MUFG, SMBC
Change of Control	Yes at 100% (See Red)
Use of Proceeds	To repay outstanding indebtedness (see Red)
Denominations	2,000 x 1,000
Sale into Canada	Yes – Exemption
Timing	Today’s Business
CUSIP	06759LAE3
ISIN	US06759LAE39

----Disclaimers----

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

**Under Rule 15c6-1 of the Securities Exchange Act of 1934, trades in the secondary market generally are required to settle in one business day, unless the parties to such trade expressly agree otherwise at the time of the trade. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery of the Notes will be required, by virtue of the fact that the Notes initially will settle in five business days (T+5), to specify alternative settlement arrangements to prevent a failed settlement.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Barings BDC, Inc. before investing. The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement relating to this offering, together with the accompanying prospectus, filed with the SEC and other documents Barings BDC, Inc. has filed with the SEC for more complete information about Barings BDC, Inc. and this offering. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed.

You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request them by contacting J.P. Morgan Securities LLC at 1-212-834-4533, ING Bank N.V. at 44-207-767-8156, MUFG Securities Americas Inc. (toll-free) at 1-877-649-6848 or SMBC Nikko Securities America, Inc. (toll-free) at 1-888-868-6856.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded (other than any statement relating to the identity of the legal entity authorizing or sending this communication in a non-US jurisdiction). Such disclaimers or other notices were automatically generated as a result of this communication having been sent via Bloomberg or another email system.